UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported): August 29, 2008

Anaren, Inc.
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(Exact name of registrant as specified in charter)

New York	000-06620	16-0928561
State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

6635 Kirkville Road, East Syracuse, New York	13057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 432-8909

Not Applicable
_________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 29, 2008, Anaren, Inc. (“Anaren”) completed the merger of Anaren Acquisition, Inc., a wholly owned subsidiary of Anaren with and into Unicircuit, Inc. (“Unicircuit”), a provider of printed circuit boards to the defense and space markets, with Unicircuit continuing as the surviving corporation in the merger as a wholly owned subsidiary of Anaren, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated August 18, 2008. Anaren acquired Unicircuit on a cash free, debt free basis for $21.7 million (after application of certain adjustments described in the Merger Agreement, and including $1,540,000 placed in escrow for the purpose of securing certain indemnification obligations of the selling shareholders). The source of funds for the merger consideration was a draw on the Revolving Credit Facility as described in the Loan Agreement between Anaren and KeyBank National Association, dated July 31, 2008.

On September 2, 2008, Anaren issued a press release announcing consummation of the Unicircuit acquisition. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On August 29, 2008, in connection with the acquisition of Unicircuit, Inc. described in Item 2.01 above, Anaren borrowed approximately $22 million under its Revolving Credit Facility pursuant to the Loan Agreement between Anaren and KeyBank National Association.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1
Agreement and Plan of Merger, dated August 18, 2008, incorporated by reference to Exhibit 10.1 to Anaren’s current report on Form 8-K filed with the Securities and Exchange Commission on August 20, 2008.

10.2
Loan Agreement, dated July 31, 2008 between Anaren, Inc. and KeyBank National Association, incorporated by reference to Exhibit 10.2 to Anaren’s current report on Form 8-K filed with the Securities and Exchange Commission on August 1, 2008.

10.3
Promissory Note, dated July 31, 2008, executed by Anaren, Inc. in favor of KeyBank National Association, incorporated by reference to Exhibit 10.3 to Anaren’s current report on Form 8-K filed with the Securities and Exchange Commission on August 1, 2008.

99.1	Press Release of Anaren, Inc., dated September 2, 2008, announcing the acquisition of Unicircuit Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: September 3, 2008

ANAREN, INC.

By:	/s/ Lawrence A. Sala
Name: Lawrence A. Sala Title: President and Chief Executive Officer